TAXES ON INCOME	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 14: -	TAXES ON INCOME

a.	Corporate tax rates: The Israeli corporate income tax rate was 23% in 2024, 2023 and 2022.

b.
Foreign Exchange Regulations:

Commencing in taxable year 2012, the Company has elected to measure its taxable income and file its tax return under the Israeli Income Tax Regulations (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income) 1986 ("Foreign Exchange Regulations"). Under the Foreign Exchange Regulations, an Israeli company must calculate its tax liability in U.S. Dollars according to certain rules. The tax liability, as calculated in U.S. Dollars is translated into NIS according to the exchange rate as of December 31st of each year.

c.	Pre-tax income (loss) is comprised as follows:

	Year ended December 31,
	2024	2023	2022

Domestic	$(4,988)	$(64,360)	$(32,826)
Foreign	884	2,640	2,691

	$(4,104)	$(61,720)	$(30,135)

d.	A reconciliation of the theoretical tax expenses, assuming all income is taxed at the statutory tax rate applicable to the income of the Company and the actual tax expenses is as follows:

	Year ended December 31,
	2024	2023	2022

Loss before taxes on income	$(4,104)	$(61,720)	$(30,135)

Theoretical tax income computed at the Israeli statutory tax rate (23% for the years 2024, 2023 and 2022, respectively)	$(944)	$(14,196)	$(6,931)

Changes in valuation allowance	599	13,131	4,116

Write off of prepaid and withholding taxes	1,113	749	1,388
Foreign tax rates differences related to subsidiaries	-	20	46
Non-deductible expenses	(144)	(269)	512
Capital note and inter-company balances release taxes	-	-	544
Other expenses and Exchange rate differences	80	(37)	195
Non-deductible share-based compensation expense	709	1,586	1,925
Change in expense associated with tax positions for current year	352	100	100

Actual tax expense	$1,765	$1,084	$1,895

e.	Taxes on income Income tax expense is comprised as follows:

	Year ended December 31,
	2024	2023	2022

Current taxes	$288	$248	$391
Taxes in respect of previous years	12	(13)	16
Write off of prepaid and withholding taxes	1,113	749	1,388
Change in expense associated with tax positions for current year	352	100	100

	$1,765	$1,084	$1,895

Taxes on income by jurisdiction were as follows:

	Year ended December 31,
	2024	2023	2022

Domestic	$946	$822	$1,129
Foreign	819	262	766

Total	$1,765	$1,084	$1,895

Domestic
Current taxes	$-	$-	$-
Taxes in respect of previous years	-	-	(20)
Write off of prepaid and withholding taxes	946	822	1,149

Total Domestic	$946	$822	$1,129

Foreign
Current taxes	$288	$248	$391
Taxes in respect of previous years	12	(13)	36
Write off of prepaid and withholding taxes	167	(73)	239
Change in expense associated with tax positions for current year	352	100	100

Total foreign	$819	$262	$766

Total income tax expense (benefit)	$1,765	$1,084	$1,895

f.
Net operating losses carry forward:

The Company has accumulated net operating losses for Israeli tax purposes as of December 31, 2024, in the amount of approximately $ 136,499, which may be carried forward and offset against taxable income in the future for an indefinite period. As of December 31, 2024, the Company recorded a full valuation allowance with respect to its net deferred tax assets  in Allot Ltd. and wrote-off prepaid and withholding taxes of $ 6,607 as the Company does not expect to utilize these tax assets in the near future. In addition, the Company has accumulated capital losses for tax purposes as of December 31, 2024, of approximately $ 27,191, which may be carried forward and offset against taxable capital gains in the future for an indefinite period. Management currently believes that since the Company has a history of losses, and uncertainty with respect to future taxable income, it is more likely than not that the deferred tax assets regarding the loss carry forwards will not be utilized in the foreseeable future. Thus, a valuation allowance was provided to reduce deferred tax assets to their realizable value.

The U.S. subsidiary has accumulated losses for U.S. federal income tax return purposes of approximately $ 1,568 and $ 5,477 for state taxes. The federal accumulated losses for tax purposes expire until 2037. As of December 31, 2024, the Company recorded a valuation allowance with respect to its deferred tax assets in the US Subsidiary.

A portion of the losses are subject to limitations of Internal Revenue Code, Section 382, which in general provides that utilization of net operating losses is subject to an annual limitation if an ownership change results from transactions increasing the ownership of certain shareholders or public groups in the share of a corporation by more than 50 percentage points over a three-year period.  The annual limitations may result in the expiration of losses before utilization.

g.
Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income taxes are as follows:

	December 31,
	2024	2023
Deferred tax assets:
Operating and capital loss carryforwards	$38,538	$34,420
Research and development	6,051	8,423
Employee benefits	415	1,522
Intangible assets	248	353
Operating lease liabilities	1,465	496
Stock based compensation expenses	708	1,733
Onerous contract	63	127
Prepaid and withholding taxes	6,607	6,297
Other temporary differences	576	543

Deferred tax asset before valuation allowance	54,671	53,914
Valuation allowance	(49,907)	(49,928)
Deferred tax asset net of valuation allowance	4,764	3,986

Deferred tax liability:
Intangible assets	3,214	3,284
Operating lease right-of-use assets	1,550	703

Net deferred tax asset	$-	$-

As of December 31, 2024, the Company has provided a valuation allowance of approximately $50 million in respect of the Company’s deferred tax assets resulting from tax loss carryforwards and other temporary differences. Realization of deferred tax assets is dependent upon future earnings, if any, the time and amount of which are uncertain. As the Company has accumulated net operating losses for Israeli tax purposes as of December 31, 2024, in the amount of approximately $136,499, so it is more likely than not that sufficient taxable income will not be available for the tax losses to be utilized in the future. Therefore, a valuation allowance was recorded to reduce the deferred tax assets to nil.

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence. Deferred taxes were not provided for undistributed earnings of the Company’s foreign subsidiaries. Currently, the Company does not intend to distribute any amounts of its undistributed earnings as dividends. Accordingly, no deferred income taxes have been provided in respect of these subsidiaries. If these earnings were distributed to Israel in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

As of December 31, 2024, $ 5,577 of undistributed earnings held by the Company’s foreign subsidiaries are designated as indefinitely reinvested. If these earnings were re-patriated to Israel, they would be subject to income taxes and to an adjustment for foreign tax credits and foreign withholding taxes in the amount of $1,060. The Company did not recognize deferred taxes liabilities on undistributed earnings of its foreign subsidiaries, as the Company intends to indefinitely reinvest those earnings.

h.
As of December 31, 2024, the total gross uncertain tax benefits amounted to $1,395, , if recognized, would impact the Company’s effective tax rate. The Company conducts operations across multiple jurisdictions globally, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. The Company does not anticipate any material changes to its uncertain tax positions over the next 12 months, unless there are settlements with tax authorities. However, the likelihood and timing of which is difficult to predict.

	Year ended December 31,
	2024	2023	2022

Uncertain tax position, beginning of year	$1,043	$943	$843
Increase related to current years' tax positions	156	137	94
Increase related to prior years' tax positions	196	160	6
Decrease due to lapses of statutes limitations	-	(197)	-

Uncertain tax position, end of year	$1,395	$1,043	$943

The Company conducts business globally and, as a result, the Company or one or more of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Israel, France, Spain, Japan and the United States. With a few exceptions, the Company is no longer subject to Israeli tax assessment through the year 2021 and the Spanish and U.S. subsidiaries have final tax assessments through 2019 and 2020, respectively.